PHOENIX INVESTMENT PARTNERS

                                 ANNUAL REPORT

                                                               APRIL 30, 2001
          -
          -
          -
          -
          -
          -
          --------- OAKHURST

                                                               Phoenix-Oakhurst
                                                               Income & Growth
                                                               Fund

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

PHOENIX-OAKHURST INCOME & GROWTH FUND

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Oakhurst Income & Growth Fund for the fiscal year ended April 30, 2001. This was a difficult 12-month period for equity markets, while the bond market posted relatively strong results. Your Fund outperformed its benchmark, returning a small positive gain while the benchmark had a negative return for the period.

  On the following pages, your Fund's equity and fixed-income management teams review the market environment over the last year, discuss their investment strategy and provide their market outlook. We hope you find their comments useful and informative.

      If you have any questions, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574. To obtain up-to-date price information, make purchases and exchanges, view your account history, order duplicate statements, and print customer service forms anytime, visit www.phoenixinvestments.com.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

APRIL 30, 2001

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-OAKHURST INCOME & GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks current yield and conservation of capital as well as the potential for long-term capital appreciation. Investors should note that the Fund may invest in high-yield securities as well as foreign bonds. High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding bonds. In addition, foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Class A shares outperformed the benchmark index, returning 0.35%, while the benchmark lost 0.64%.(1) Class B and C shares were down 0.37%. All performance figures assume reinvestment of dividends and exclude sales charges.

Q: THIS HAS BEEN A DIFFICULT 12 MONTHS FOR THE STOCK MARKET. COULD YOU RECAP SOME OF THE MOST SIGNIFICANT EVENTS FOR US?

A: Stock prices fell sharply during the year ending April 30, 2001. Major indices, including the Dow Jones Industrial Average(2), S&P 500 Index(1), and Nasdaq(2), fell into bear market territory from their all-time highs. In fact, the Nasdaq suffered its worst drop ever, falling 67.5% from its March 10, 2000 peak. Stock prices bottomed in early April 2001 and have since staged a modest recovery, but remain below their best levels reached in 2000.

    The Internet bubble is partly to blame for the bear market in stocks. Over-investment in equipment used to construct the "information superhighway" caused a slowdown in business capital spending. This, in turn, reduced U.S. gross domestic product and corporate earnings growth. Investors were stunned to see growth targets sharply reduced for overvalued technology stocks, which were believed to be immune to the business cycle. This sent share prices spiraling downward. The contraction in business investment resulted in the largest number of job losses in a decade and a jump in the unemployment rate in April of this year. There has also been a drop in consumer confidence and a tightening of bank lending standards, resulting in a credit crunch and the bankruptcy of many fledgling Internet and telecommunications companies. Other factors contributing to the stock market volatility included high oil prices, the California energy crisis and the balloting problems during the U.S. presidential election.

    In terms of investment styles, the past year marked a reversal of the recent trend of dominance by large growth stocks and a return to small-company, value investing. The small company Russell 2000 Index(3) fell 2.86% versus a drop of

(1) THE FUND'S BENCHMARK IS A COMPOSITE INDEX MADE UP OF 50% OF THE S&P 500 INDEX RETURN AND 50% OF THE LEHMAN BROTHERS AGGREGATE INDEX RETURN. THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, AND THE LEHMAN BROTHERS AGGREGATE INDEX MEASURES BROAD BOND MARKET TOTAL- RETURN PERFORMANCE.
(2) THE DOW JONES INDUSTRIAL AVERAGE MEASURES HIGH QUALITY, LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE. THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(3) THE RUSSELL 2000 INDEX MEASURES SMALL-CAP STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

13.02% for the large company S&P 500. The S&P/Barra Growth Index was down 29.16% versus a gain of 6.35% in the S&P/Barra Value index.(4) Growth stocks were hurt by the sell-off in technology shares. Some of the best performing stocks over the past 12 months were in the energy and utility sectors due to strong demand and product pricing.

Q: COULD YOU PROVIDE US WITH A BRIEF OVERVIEW OF THE FIXED-INCOME MARKET?

A: In 2000, the dominant theme was quality and liquidity: the higher the better. For 2000, Treasury bonds outperformed all other fixed-income sectors and, within the non-Treasury segment of the market, high credit quality bonds dominated low quality bonds. Conversely, so far in 2001, incurring credit risk has been well rewarded. Through March, traditional corporate issues have outpaced Treasury bonds by a wide margin and, within the corporate sector, lower rated bonds (i.e., BBB-rated) have been the top performers.

    In general, the market environment has been favorable for fixed-income investors as the Federal Reserve tried to negotiate a "soft landing" for the economy. The bond market, for example, turned in very strong results in the first quarter of 2001 as the Federal Reserve pushed interest rates lower; investors increased their allocation to bonds as the equity markets remained under pressure. Within the bond market, investors were attracted by compelling yields available from the non-Treasury sectors, particularly domestic high yield, which last year was under extraordinary pressure as the devastation in tech stocks spilled over to this sector.

Q: WHAT SECTORS HELPED RETURNS FOR THE EQUITY PORTFOLIO?

A: The equity portfolio benefited from holdings in the electric utility, energy, health-care and defense/ aerospace industries. Balancing out those gains were laggards in the technology sector and investment banking/brokerage industry.

    In the electric utility group, some of our best performing stocks were Duke Energy, UtiliCorp United and Exelon Corporation. These companies all benefited from strong demand and high electricity prices. Stocks in the energy sector included Equitable Resources, Anadarko Petroleum and Ultramar Diamond Shamrock. These companies produced strong earnings due to high prices for oil, natural gas and gasoline. Ultramar Diamond Shamrock also rose on a takeover proposal from Valero Energy.

    Higher premiums and strong enrollment benefited our health-care stocks. United HealthGroup was one of our strongest performing companies. Our stocks in the defense/aerospace industry rose on strong sales momentum and expectations of a higher defense budget under a Republican president. Holdings including Boeing, General Dynamics and Northrop Grumman were all up sharply.

    On the downside, our technology holdings were hurt from falling orders, negative earnings estimate revisions and contracting price-to-earnings multiples. Holdings including Cisco Systems,
Lucent Technologies and Yahoo! all lost ground. Declining fee income and a weak securities underwriting environment hurt our investment banking/

(4) THE S&P 500/BARRA GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE, AND THE S&P 500/BARRA VALUE INDEX MEASURES LARGE-CAP VALUE-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

brokerage stocks. Morgan Stanley Dean Witter was one of our holdings that was off for the year.

Q: WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO THE STRONG RELATIVE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE FUND?

A: We had taken an opportunistic position in domestic high-yield issues, which held back performance earlier in the Fund's fiscal year. However, the sector has rebounded nicely since January 2001, and our overweighted allocation to domestic high yield has been a primary contributor to good performance. Additionally, our issue selection allowed us to extract significant incremental value from this sector as we avoided credit problems. The Fund's holdings are well diversified by industry, and we believe the area is very attractive at current valuation levels.

    Our allocation to high quality emerging-market debt (i.e., sovereign issues such as Mexico) also benefited performance. Finally taxable municipal bonds and collateralized mortgage-backed securities (CMBS) made solid contributions to our results.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE EQUITY MARKET?

A: At the time of this writing, the Federal Open Market Committee has already lowered interest rates four times so far in 2001 in order to fight off the threat of a recession. Recently, the European Central Bank and the Bank of England also cut rates. Layoffs, falling consumer confidence and a weak manufacturing sector are all reminders that the business cycle is alive and well. Looking out 12 to 24 months, we remain hopeful for a rebound in stock prices. Reasonable valuations, lower interest rates and a possible tax cut should all be positive influences for stock investors at this time.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE BOND MARKET?

A: Our outlook remains constructive for the bond market. While the Fed may cut rates further in the months ahead, the pace of the rate declines should slow. Attractive yield spreads are currently available in all of the non-Treasury sectors, both investment-grade and below investment-grade. In response to these opportunities, we remain significantly overweighted to non-Treasury securities.

    Taxable municipal bonds continue to be an attractive alternative to corporate bonds, in our view, given their high credit quality and low "event risk." The technical fundamentals of the CMBS market remain positive as real estate fundamentals are strong, with low delinquencies, rising property values, improving rental rates and stable occupancy levels.

    We believe the fixed-income portfolio is positioned to benefit from current market conditions. Looking ahead, we will continue to follow our investment strategy of investing in those sectors of the bond market that offer the best relative value.

                                                                    MAY 11, 2001

Phoenix-Oakhurst Income and Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/01

                                                              INCEPTION    INCEPTION
                                1 YEAR   5 YEARS   10 YEARS  TO 4/30/01      DATE
                                -------  --------  --------  -----------  -----------
Class A Shares at NAV(2)          0.35%     8.63%    10.16%          --           --
Class A Shares at POP(3)         (5.42)     7.35      9.51           --           --
Class B Shares at NAV(2)         (0.37)     7.82        --         8.70%      1/3/92
Class B Shares with CDSC(4)      (4.05)     7.82        --         8.70       1/3/92
Class C Shares at NAV(2)         (0.37)       --        --         2.21      8/27/99
Class C Shares with CDSC(4)      (0.37)       --        --         2.21      8/27/99
Balanced Benchmark(8)            (0.64)    11.92     11.75       Note 5       Note 5
S&P 500 Index(9)                (13.02)    15.63     15.29       Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 11.19% for Class A and Class B (since 12/31/91) and 3.86% for Class C (since 8/31/99).
(6) Index performance is 14.88% for Class A and Class B (since 1/3/92) and (3.86)% for Class C (since 8/26/99).
(7) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(8) The Balanced Benchmark is a composite index made up of 50% of the S & P 500 Index return and 50% of the Lehman Brothers Aggregate Bond
     Index return. The index's performance does not reflect sales charges.
(9)  The S&P 500 Index is a measure of stock market total return performance
     The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PHOENIX-OAKHURST INCOME AND
           GROWTH FUND CLASS A (7)    S&P 500 INDEX (9)  BALANCED BENCHMARK (8)
4/30/91                    $9,425.00         $10,000.00              $10,000.00
4/30/92                   $10,959.34         $11,396.38              $11,268.70
4/30/93                   $12,579.41         $12,449.77              $12,542.66
4/30/94                   $13,005.06         $13,115.16              $12,933.24
4/30/95                   $13,779.46         $15,407.01              $14,531.15
4/30/96                   $16,398.57         $20,071.51              $17,300.52
4/30/97                   $18,191.39         $25,130.51              $20,068.68
4/30/98                   $22,169.11         $35,501.26              $25,185.99
4/30/99                   $23,714.33         $43,246.30              $28,833.96
4/30/00                   $24,720.33         $47,697.07              $30,570.28
4/30/01                   $24,806.04         $41,489.19              $30,374.12

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/01
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials          20%
Technology          18%
Other               12%
Health-Care         11%
Capital Goods       11%
Consumer Staples    10%
Consumer Cyclicals  10%
Energy               8%

Phoenix-Oakhurst Income & Growth Fund

 TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2001 (AS A PERCENTAGE OF NET ASSETS)

    1.  General Electric Co.                                           2.1%
        PRODUCES CONSUMER AND INDUSTRIAL PRODUCTS
    2.  Citigroup, Inc.                                                1.6%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    3.  Microsoft Corp.                                                1.6%
        MAJOR PRODUCER OF COMPUTER SOFTWARE
    4.  Exxon Mobil Corp.                                              1.3%
        LEADING OIL COMPANY
    5.  Pfizer, Inc.                                                   1.2%
        CONSUMER PRODUCT AND SPECIALTY CHEMICALS PRODUCER
    6.  S&P 500 Depository Receipts                                    1.2%
        AN EXCHANGE-TRADED FUND THAT IS INTENDED TO MATCH THE
        PERFORMANCE OF THE S&P 500
    7.  J.P. Morgan Chase & Co.                                        1.1%
        COMMERCIAL BANK
    8.  International Business Machines Corp.                          1.0%
        MAINFRAME COMPUTER MANUFACTURER
    9.  American International Group, Inc.                             0.9%
        MAJOR INTERNATIONAL INSURANCE HOLDING COMPANY
   10.  AOL Time Warner, Inc.                                          0.9%
        A LEADING MULTIMEDIA COMPANY WITH OPERATIONS IN CABLE TV,
        INTERNET SERVICE, PUBLISHING, MUSIC AND FILM ENTERTAINMENT

                         INVESTMENTS AT APRIL 30, 2001

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
AGENCY MORTGAGE-BACKED
SECURITIES--4.0%
GNMA 6.50%, '23-'28......................         AAA   $23,665  $ 23,559,414
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $23,324,233)                                      23,559,414
-----------------------------------------------------------------------------
MUNICIPAL BONDS--6.4%
CALIFORNIA--2.1%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14...................         AAA     1,500     1,595,055

Long Beach Pension Obligation Taxable
6.87%, 9/1/06............................         AAA     2,750     2,895,337
Oakland Pension Obligation Taxable
Revenue Series A 6.91%, 12/15/07.........         AAA     1,885     1,995,876

Pasadena Pension Funding Revenue Taxable
Series A 7.15%, 5/15/11..................         AAA     1,000     1,057,690

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08............         AAA     1,335     1,402,124

Sonoma County Pension Obligation Revenue
Taxable 6.625%, 6/1/13...................         AAA     2,100     2,123,352

Ventura County Pension Obligation Taxable
6.54%, 11/1/05...........................         AAA     1,325     1,383,936
                                                                 ------------
                                                                   12,453,370
                                                                 ------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

FLORIDA--0.5%
Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05..................         AAA   $ 2,820  $  2,858,042

ILLINOIS--0.6%
Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24...........         AAA     3,410     3,485,361

MASSACHUSETTS--0.3%
Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02...........         AA-     1,575     1,596,483

NEW JERSEY--0.3%
New Jersey Sports & Exposition Authority
Revenue Taxable Series A 6.75%, 3/1/10...         AAA     1,780     1,814,461

OREGON--0.4%
Multnomah County Pension Obligation
Revenue Taxable 7.20%, 6/1/10............       Aaa(c)    2,590     2,718,878

PENNSYLVANIA--1.2%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.69%,
4/15/07..................................         AAA     3,000     2,974,500

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17...................         AAA     4,250     4,100,442
                                                                 ------------
                                                                    7,074,942
                                                                 ------------

6                      See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
TEXAS--1.0%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/06...........         AAA   $ 4,415  $  4,527,671

Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07...........         AAA     1,200     1,221,852
                                                                 ------------
                                                                    5,749,523
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $37,085,031)                                      37,751,060
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.9%
Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28.........         AAA     1,500     1,497,495

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02.........................          A+     3,500     3,537,187
Discover Card Master Trust I 98-6, A
5.85%, 1/17/06...........................         AAA     1,250     1,270,086

Ford Credit Auto Owner Trust 98-C, B
6.06%, 2/15/03...........................          AA     4,000     4,035,796

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27...........................         AA-     3,325     3,339,691
Green Tree Financial Corp. 96-7, M1
7.70%, 10/15/27..........................         AA-     1,500     1,521,562

Premier Auto Trust 98-3, B 6.14%,
9/8/04...................................          A+     2,500     2,534,292

WFS Financial Ownership Trust 00-C, A3
7.07%, 2/20/05...........................         AAA     5,500     5,672,313
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $23,318,664)                                      23,408,422
-----------------------------------------------------------------------------
CORPORATE BONDS--6.5%

AIRLINES--0.2%
Northwest Airlines Corp. Series 2000-1
Class G 8.072%, 10/1/19..................         AAA       995     1,091,053

BANKS (MAJOR REGIONAL)--0.6%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08..................................           A     1,500     1,485,600

Wachovia Corp. 5.625%, 12/15/08..........           A     2,500     2,331,160
                                                                 ------------
                                                                    3,816,760
                                                                 ------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
Charter Communications Holdings LLC
8.625%, 4/1/09...........................          B+   $ 1,900  $  1,857,250

CSC Holdings, Inc. 7.625%, 7/15/18.......         BB+     2,000     1,797,196
                                                                 ------------
                                                                    3,654,446
                                                                 ------------

CHEMICALS (SPECIALTY)--0.2%
Methanex Corp. 7.75%, 8/15/05............        BBB-     1,000       980,000

COMMUNICATIONS EQUIPMENT--0.6%
Metromedia Fiber Network, Inc. Series B
10%, 11/15/08............................          B+     2,000     1,305,000

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d)...............................          B-     2,250     1,125,000

Williams Communications Group, Inc.
10.875%, 10/1/09.........................          B+     2,000       890,000
                                                                 ------------
                                                                    3,320,000
                                                                 ------------

COMPUTERS (SOFTWARE & SERVICES)--0.5%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05.................        BBB+     2,350     2,264,660

Exodus Communications, Inc. 11.625%,
7/15/10..................................           B     1,000       795,000
                                                                 ------------
                                                                    3,059,660
                                                                 ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.3%
Ameristar Casinos, Inc. 144A 10.75%,
2/15/09(b)...............................          B-     1,000     1,030,000

MGM Mirage, Inc. 9.75%, 6/1/07...........         BB+       550       588,500
                                                                 ------------
                                                                    1,618,500
                                                                 ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
Tenet Healthcare Corp. 8%, 1/15/05.......         BB+     2,500     2,600,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Boston Scientific Corp. 6.625%,
3/15/05..................................         BBB     2,425     2,265,610

Fresenius Medical Capital Trust I 9%,
12/1/06..................................          B+       600       606,000
                                                                 ------------
                                                                    2,871,610
                                                                 ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Healthsouth Corp. 10.75%, 10/1/08........         BB+     2,000     2,153,318

                       See Notes to Financial Statements                       7

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
LEISURE TIME (PRODUCTS)--0.4%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07.......................          B-   $ 2,500  $  2,468,750

MACHINERY (DIVERSIFIED)--0.1%
Terex Corp. 144A 10.375% 4/1/11(b).......           B       700       717,500

PAPER & FOREST PRODUCTS--0.4%
Buckeye Technologies, Inc. 8.50%,
12/15/05.................................         BB-     2,500     2,475,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
Level 3 Communications, Inc. 9.125%,
5/1/08...................................           B     2,565     1,667,250

Nextlink Communications, Inc. 10.75%,
11/15/08.................................           B     2,000     1,000,000

NTL Communications Corp. 11.875%,
10/1/10..................................           B     1,500     1,282,500
                                                                 ------------
                                                                    3,949,750
                                                                 ------------

TELEPHONE--0.4%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08..................        BBB+     2,500     2,356,732

TRUCKS & PARTS--0.2%
Cummins Engine, Inc. 6.45%, 3/1/05.......        BBB+     1,250     1,185,556
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $42,996,316)                                      38,318,635
-----------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--16.2%

DLJ Commercial Mortgage Corp. 98-CF2, A1B
6.24%, 11/12/31..........................       Aaa(c)    2,800     2,795,500

DLJ Commercial Mortgage Corp. 99-CG1, A1B
6.46%, 1/10/09...........................       Aaa(c)    2,000     2,019,674

DLJ Mortgage Acceptance Corp. 96-CF1, A1B
7.58%, 2/12/06...........................         AAA     4,400     4,689,485

First Union - Lehman Brothers - Bank of
America 98-C2, D 6.778%, 3/18/13.........         BBB     5,500     5,171,428
First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07.........        Aa(c)    2,500     2,597,462

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/08................         AAA     1,800     1,772,156
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

Fleet Credit Card Master Trust II,
2000-C, A 7.02%, 2/15/08.................         AAA   $ 5,000  $  5,239,595

G.E. Capital Mortgage Services, Inc.
94-9, M 6.50%, 2/25/24...................         AA+     9,911     9,718,405

G.E. Capital Mortgage Services, Inc.
96-4, A5 7%, 3/25/26.....................         AAA     8,369     8,290,803

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26..................          AA       469       469,442

GMAC Commercial Mortgage Securities, Inc.
97-C2, B 6.703%, 12/15/07................        Aa(c)    7,000     7,079,296

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08...............         AAA     5,000     4,960,489

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09................       Aaa(c)    2,000     2,097,500

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07..................................         AA+     4,340     4,462,478

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05.................................          AA     1,500     1,557,656

Norwest Asset Securities Corp. 99-13, B1
6.75%, 5/25/29...........................        AA(c)    9,004     8,763,760

Prudential Home Mortgage Securities
94-15, M 6.80%, 5/25/24..................       Aaa(c)    7,449     7,401,554

Residential Funding Mortgage Securities I
96-S1, A11 7.10%, 1/25/26................         AAA     2,749     2,753,337

Residential Funding Mortgage Securities I
96-S4, M1 7.25%, 2/25/26.................         AA+     3,671     3,684,700

Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23.........................       AAA(c)    8,569     8,463,386

Structured Asset Securities Corp. 00-C2,
L 6.80%, 3/20/03(d)......................         BB+     2,220     2,125,328
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $95,006,937)                                      96,113,434
-----------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
FOREIGN GOVERNMENT SECURITIES--7.0%
BRAZIL--0.1%
Republic of Brazil C Bond 8%, 4/15/14....         BB-   $   924  $    696,131

BULGARIA--0.7%
Republic of Bulgaria IAB PDI Euro 6.613%,
7/28/11(d)...............................          B+     1,000       746,875

Republic of Bulgaria FLIRB Bearer Series
A 3%, 7/28/12(d).........................          B+     4,205     3,187,916
                                                                 ------------
                                                                    3,934,791
                                                                 ------------

CHILE--0.2%
Republic of Chile 6.875%, 4/28/09........          A-     1,150     1,147,125

COSTA RICA--0.7%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)...............................          BB     3,185     3,328,325
Republic of Costa Rica 144A 9.995%,
8/1/20(b)................................          BB     1,000     1,072,500
                                                                 ------------
                                                                    4,400,825
                                                                 ------------

CROATIA--0.9%
Croatia Series A 6.25%, 7/31/10(d).......        BBB-     3,713     3,583,467
Croatia Series B 6.25%, 7/31/06(d).......        BBB-     1,845     1,801,060
                                                                 ------------
                                                                    5,384,527
                                                                 ------------
EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(b)...............................         BB+     2,500     2,668,750

MEXICO--1.7%
United Mexican States Global Bond 8.375%
1/14/11..................................         BB+     1,850     1,837,513

United Mexican States Global Bond 8.125%,
12/30/19.................................         BB+     8,750     7,971,250
                                                                 ------------
                                                                    9,808,763
                                                                 ------------

PANAMA--1.0%
Republic of Panama 8.875%, 9/30/27.......         BB+     3,000     2,671,500
Republic of Panama 9.375%, 4/1/29........         BB+     2,000     2,035,000
Republic of Panama 9.625% 2/8/11.........         BB+     1,000     1,018,000
                                                                 ------------
                                                                    5,724,500
                                                                 ------------

POLAND--1.2%
Poland Bearer PDI 6%, 10/27/14(d)........        BBB+     3,130     3,069,356
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
POLAND--CONTINUED
Poland Registered PDI 6%, 10/27/14(d)....        BBB+   $ 4,000  $  3,922,500
                                                                 ------------
                                                                    6,991,856
                                                                 ------------

VENEZUELA--0.1%
Republic of Venezuela DCB Series DL
7.375%, 12/18/07(d)......................           B       667       564,994
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $39,727,077)                                      41,322,262
-----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--1.9%

BERMUDA--0.3%
Global Crossing Holdings Ltd. 9.125%,
11/15/06.................................          BB     1,935     1,847,925

CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%, 5/15/12........         AAA     1,000     1,044,670
Triton Energy Ltd. 8.875%, 10/1/07.......         BB-     1,450     1,515,250
                                                                 ------------
                                                                    2,559,920
                                                                 ------------

CHILE--0.4%
Compania Sud Americana de Vapores SA RegS
7.375%, 12/8/03..........................         BBB       610       619,150

Petropower I Funding Trust 144A 7.36%,
2/15/14(b)...............................         BBB     2,128     1,957,556
                                                                 ------------
                                                                    2,576,706
                                                                 ------------

ISRAEL--0.2%
Partner Communications Series DTC 13%,
8/15/10..................................          B-     1,000       892,500

MEXICO--0.1%
Telefonos de Mexico SA 144A 8.25%,
1/26/06(b)...............................         BB+       500       505,500

NETHERLANDS--0.5%
Deutsche Telekom International Finance BV
8%, 6/15/10(d)...........................          A-     1,875     1,918,532

Koninklijke KPN NV 8%, 10/1/10...........        BBB+     1,260     1,224,808
                                                                 ------------
                                                                    3,143,340
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,676,063)                                      11,525,891
-----------------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
COMMON STOCKS--49.3%

AEROSPACE/DEFENSE--1.1%
Boeing Co. (The).........................       34,800  $  2,150,640
General Dynamics Corp....................       37,400     2,882,792
Northrop Grumman Corp....................       17,700     1,597,425
                                                        ------------
                                                           6,630,857
                                                        ------------

AIRLINES--0.2%
Delta Air Lines, Inc.....................       13,600       598,808
Southwest Airlines Co....................       41,550       756,625
                                                        ------------
                                                           1,355,433
                                                        ------------

ALUMINUM--0.3%
Alcoa, Inc...............................       35,900     1,486,260
AUTO PARTS & EQUIPMENT--0.1%
Visteon Corp.............................       37,800       624,834

AUTOMOBILES--0.6%
Ford Motor Co............................      118,600     3,496,328

BANKS (MAJOR REGIONAL)--1.3%
Bank of New York Co., Inc. (The).........        5,800       291,160
Comerica, Inc............................       32,400     1,666,332
FleetBoston Financial Corp...............      100,100     3,840,837
SunTrust Banks, Inc......................       16,700     1,060,450
U.S. Bancorp.............................       42,000       889,560
                                                        ------------
                                                           7,748,339
                                                        ------------

BANKS (MONEY CENTER)--0.4%
Bank of America Corp.....................       41,200     2,307,200

BANKS (REGIONAL)--0.2%
Silicon Valley Bancshares(e).............       33,200       831,992
Zions Bancorporation.....................       11,400       607,506
                                                        ------------
                                                           1,439,498
                                                        ------------

BEVERAGES (NON-ALCOHOLIC)--0.7%
Coca-Cola Co. (The)......................       24,000     1,108,560
PepsiCo., Inc............................       64,400     2,821,364
                                                        ------------
                                                           3,929,924
                                                        ------------

BIOTECHNOLOGY--0.2%
Amgen, Inc.(e)...........................       16,400     1,002,696
BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Clear Channel Communications, Inc.(e)....        9,900       552,420

CHEMICALS--0.6%
Air Products & Chemicals, Inc............        9,400       404,106

                                               SHARES      VALUE
                                               -------  ------------
CHEMICALS--CONTINUED
Dow Chemical Co. (The)...................       30,400  $  1,016,880
Du Pont (E.I.) de Nemours & Co...........       51,100     2,309,209
                                                        ------------
                                                           3,730,195
                                                        ------------

COMMUNICATIONS EQUIPMENT--1.1%
Comverse Technology, Inc.(e).............       16,800     1,150,800
Corning, Inc.............................       27,000       593,190
Harris Corp..............................       32,300       928,625
JDS Uniphase Corp.(e)....................       17,400       372,186
Motorola, Inc............................       74,000     1,150,700
QUALCOMM, Inc.(e)........................       19,200     1,101,312
Scientific-Atlanta, Inc..................       17,800     1,027,594
Tellabs, Inc.(e).........................        5,100       179,061
                                                        ------------
                                                           6,503,468
                                                        ------------

COMPUTERS (HARDWARE)--1.9%
Compaq Computer Corp.....................       49,000       857,500
Dell Computer Corp.(e)...................       47,400     1,243,776
Gateway, Inc.(e).........................       24,500       465,500
Hewlett-Packard Co.......................       62,000     1,762,660
International Business Machines Corp.....       51,400     5,918,196
Sun Microsystems, Inc.(e)................       70,200     1,201,824
                                                        ------------
                                                          11,449,456
                                                        ------------

COMPUTERS (NETWORKING)--0.5%
Cisco Systems, Inc.(e)...................      165,400     2,808,492

COMPUTERS (PERIPHERALS)--0.3%
EMC Corp.(e).............................       50,200     1,987,920

COMPUTERS (SOFTWARE & SERVICES)--2.5%
Adobe Systems, Inc.......................       10,800       485,136
Microsoft Corp.(e).......................      138,100     9,356,275
Oracle Corp.(e)..........................      129,800     2,097,568
Siebel Systems, Inc. (e).................        8,600       391,988
Symantec Corp.(e)........................        6,800       440,708
VeriSign, Inc.(e)........................       18,300       938,424
VERITAS Software Corp.(e)................       16,100       959,721
                                                        ------------
                                                          14,669,820
                                                        ------------

CONSUMER FINANCE--0.2%
MBNA Corp................................       16,600       591,790
PMI Group, Inc. (The)....................        7,300       469,390
Providian Financial Corp.................        5,400       287,820
                                                        ------------
                                                           1,349,000
                                                        ------------

CONTAINERS (METAL & GLASS)--0.1%
Ball Corp................................        7,600       349,600

10                     See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
DISTRIBUTORS (FOOD & HEALTH)--0.5%
AmeriSource Health Corp. Class A(e)......        7,700  $    415,800
Cardinal Health, Inc.....................       10,500       707,700
SYSCO Corp...............................       56,400     1,585,968
                                                        ------------
                                                           2,709,468
                                                        ------------
ELECTRIC COMPANIES--1.4%
ALLETE...................................       21,000       511,770
DTE Energy Co............................        6,800       285,056
Edison International(e)..................        7,600        74,860
Energy East Corp.........................       62,000     1,249,300
Entergy Corp.............................       39,000     1,579,500
Exelon Corp..............................        9,700       669,785
PG&E Corp.(e)............................        9,300        83,421
Public Service Enterprise Group, Inc.....        7,700       357,588
Reliant Energy, Inc......................       12,100       599,555
TXU Corp.................................       20,700       909,972
UtiliCorp United, Inc....................       59,400     2,096,820
                                                        ------------
                                                           8,417,627
                                                        ------------

ELECTRICAL EQUIPMENT--2.4%
AVX Corp.................................       23,600       437,544
General Electric Co......................      252,800    12,268,384
Sanmina Corp.(e).........................       14,500       422,675
Solectron Corp.(e).......................       20,400       519,180
Vishay Intertechnology, Inc.(e)..........       19,100       476,545
                                                        ------------
                                                          14,124,328
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--1.7%
Advanced Micro Devices, Inc.(e)..........       14,000       434,000
Analog Devices, Inc.(e)..................       12,400       586,644
Cypress Semiconductor Corp.(e)...........       14,500       327,700
Integrated Device Technology, Inc.(e)....        7,400       289,858
Intel Corp...............................      167,200     5,168,152
International Rectifier Corp.(e).........        6,700       371,850
Micron Technology, Inc.(e)...............       13,900       630,782
National Semiconductor Corp.(e)..........       14,400       414,720
Texas Instruments, Inc...................       42,800     1,656,360
                                                        ------------
                                                           9,880,066
                                                        ------------

ENGINEERING & CONSTRUCTION--0.0%
Quanta Services, Inc.(e).................        5,400       138,726
ENTERTAINMENT--1.3%
AOL-Time Warner, Inc.(e).................      103,900     5,246,950
Viacom, Inc. Class B(e)..................       20,200     1,051,612
Walt Disney Co. (The)....................       51,200     1,548,800
                                                        ------------
                                                           7,847,362
                                                        ------------

                                               SHARES      VALUE
                                               -------  ------------

EQUIPMENT (SEMICONDUCTORS)--0.5%
Applied Materials, Inc.(e)...............       22,400  $  1,223,040
KLA-Tencor Corp.(e)......................        7,400       406,704
Lam Research Corp.(e)....................       23,000       680,800
Novellus Systems, Inc.(e)................        7,300       402,595
                                                        ------------
                                                           2,713,139
                                                        ------------

FINANCIAL (DIVERSIFIED)--4.2%
Ambac Financial Group, Inc...............        8,250       443,933
American Express Co......................       34,600     1,468,424
Citigroup, Inc...........................      193,066     9,489,194
Fannie Mae...............................       32,400     2,600,424
J.P. Morgan Chase & Co...................      137,500     6,597,250
Morgan Stanley Dean Witter & Co..........       66,000     4,144,140
                                                        ------------
                                                          24,743,365
                                                        ------------

FOODS--0.5%
ConAgra Foods, Inc.......................       46,700       971,827
General Mills, Inc.......................       15,500       610,855
Kellogg Co...............................        9,000       229,500
McCormick & Co., Inc.....................       22,200       872,460
                                                        ------------
                                                           2,684,642
                                                        ------------

FOOTWEAR--0.0%
Timberland Co. (The) Class A(e)..........        4,900       241,668

HARDWARE & TOOLS--0.1%
Stanley Works, The.......................       13,500       489,375

HEALTH CARE (DIVERSIFIED)--1.8%
Abbott Laboratories......................       40,200     1,864,476
American Home Products Corp..............       33,000     1,905,750
Bristol-Myers Squibb Co..................       31,700     1,775,200
Johnson & Johnson........................       53,900     5,200,272
                                                        ------------
                                                          10,745,698
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.9%
Lilly (Eli) & Co.........................       29,600     2,516,000
Merck & Co., Inc.........................       59,200     4,497,424
Pfizer, Inc..............................      168,050     7,276,565
Pharmacia Corp...........................       17,731       926,622
Schering-Plough Corp.....................       55,800     2,150,532
                                                        ------------
                                                          17,367,143
                                                        ------------

HEALTH CARE (GENERIC AND OTHER)--0.1%
Medicis Pharmaceutical Corp. Class
A(e).....................................       13,900       690,830

HEALTH CARE (MANAGED CARE)--0.8%
CIGNA Corp...............................       10,300     1,099,010
Oxford Health Plans, Inc.(e).............       29,100       905,010

                       See Notes to Financial Statements                      11

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
HEALTH CARE (MANAGED CARE)--CONTINUED
UnitedHealth Group, Inc..................       24,500  $  1,604,260
Wellpoint Health Networks, Inc.(e).......       10,400     1,021,800
                                                        ------------
                                                           4,630,080
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Beckman Coulter, Inc.....................       16,000       568,800
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Clorox Co. (The).........................       19,200       611,136
Colgate-Palmolive Co.....................        5,800       323,930
Kimberly-Clark Corp......................       12,700       754,380
Procter & Gamble Co. (The)...............       34,500     2,071,725
                                                        ------------
                                                           3,761,171
                                                        ------------

HOUSEWARES--0.2%
Tupperware Corp..........................       66,300     1,459,926
INSURANCE (LIFE/HEALTH)--0.3%
Lincoln National Corp....................       35,400     1,634,064

INSURANCE (MULTI-LINE)--1.2%
American International Group, Inc........       68,200     5,578,760
Hartford Financial Services Group, Inc.
(The)....................................        2,100       130,410
Loews Corp...............................       23,200     1,563,912
                                                        ------------
                                                           7,273,082
                                                        ------------
INSURANCE (PROPERTY-CASUALTY)--0.1%
MGIC Investment Corp.....................        7,600       493,924
Radian Group, Inc........................        4,800       372,000
                                                        ------------
                                                             865,924
                                                        ------------

INSURANCE BROKERS--0.2%
Gallagher (Arthur J.) & Co...............       58,600     1,477,892

INVESTMENT BANKING/BROKERAGE--0.7%
Goldman Sachs Group, Inc. (The)..........       10,600       965,660
Lehman Brothers Holdings, Inc............       10,000       727,500
Merrill Lynch & Co., Inc.................       35,900     2,215,030
                                                        ------------
                                                           3,908,190
                                                        ------------

LODGING-HOTELS--0.2%
Marriott International, Inc. Class A.....       11,200       513,856
Starwood Hotels & Resorts Worldwide,
Inc......................................       18,900       682,101
                                                        ------------
                                                           1,195,957
                                                        ------------

MACHINERY (DIVERSIFIED)--0.2%
Dover Corp...............................       30,000     1,172,100

                                               SHARES      VALUE
                                               -------  ------------

MANUFACTURING (DIVERSIFIED)--1.8%
ITT Industries, Inc......................        9,200  $    405,444
Johnson Controls, Inc....................       14,600     1,057,040
Minnesota Mining and Manufacturing Co....        9,600     1,142,496
Parker-Hannifin Corp.....................       14,000       652,680
Textron, Inc.............................       13,600       721,072
Tyco International Ltd...................       61,800     3,298,266
United Technologies Corp.................       41,800     3,263,744
                                                        ------------
                                                          10,540,742
                                                        ------------

MANUFACTURING (SPECIALIZED)--0.0%
Millipore Corp...........................        2,900       166,315

NATURAL GAS--0.9%
Equitable Resources, Inc.................       31,100     2,488,000
NICOR, Inc...............................       17,000       666,230
Sempra Energy............................       69,300     1,917,531
                                                        ------------
                                                           5,071,761
                                                        ------------

OIL & GAS (DRILLING & EQUIPMENT)--0.0%
Schlumberger Ltd.........................        4,500       298,350

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Apache Corp..............................       14,700       940,212
Kerr-McGee Corp..........................       26,000     1,862,900
Unocal Corp..............................       34,500     1,316,520
                                                        ------------
                                                           4,119,632
                                                        ------------

OIL & GAS (REFINING & MARKETING)--0.3%
Ultramar Diamond Shamrock Corp...........       40,600     1,831,466

OIL (DOMESTIC INTEGRATED)--0.9%
Amerada Hess Corp........................       12,800     1,120,000
Conoco, Inc. Class B.....................       21,800       663,156
Occidental Petroleum Corp................       97,300     2,930,676
Phillips Petroleum Co....................        9,800       584,080
                                                        ------------
                                                           5,297,912
                                                        ------------

OIL (INTERNATIONAL INTEGRATED)--1.8%
Chevron Corp.............................       18,700     1,805,672
Exxon Mobil Corp.........................       84,500     7,486,700
Texaco, Inc..............................       15,200     1,098,656
                                                        ------------
                                                          10,391,028
                                                        ------------

PAPER & FOREST PRODUCTS--0.1%
International Paper Co...................        9,800       383,964
Weyerhaeuser Co..........................        6,100       344,833
                                                        ------------
                                                             728,797
                                                        ------------

12                     See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
PERSONAL CARE--0.2%
Alberto-Culver Co. Class B...............       12,800  $    521,472
Estee Lauder Cos., Inc. (The) Class A....       16,800       667,800
                                                        ------------
                                                           1,189,272
                                                        ------------

PUBLISHING--0.0%
Reader's Digest Association, Inc. (The)
Class A..................................       10,600       293,090

PUBLISHING (NEWSPAPERS)--0.7%
Dow Jones & Co., Inc.....................        5,100       276,777
Gannett Co., Inc.........................       17,700     1,142,535
Knight-Ridder, Inc.......................       27,400     1,483,710
New York Times Co. (The) Class A.........       35,200     1,444,256
                                                        ------------
                                                           4,347,278
                                                        ------------
RAILROADS--0.1%
Union Pacific Corp.......................        7,600       432,364

RETAIL (BUILDING SUPPLIES)--0.5%
Home Depot, Inc. (The)...................       29,000     1,365,900
Lowe's Cos., Inc.........................       25,500     1,606,500
                                                        ------------
                                                           2,972,400
                                                        ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
Best Buy Co., Inc.(e)....................       12,000       660,600
RadioShack Corp..........................       12,600       385,938
Tech Data Corp.(e).......................       41,100     1,432,746
                                                        ------------
                                                           2,479,284
                                                        ------------
RETAIL (DEPARTMENT STORES)--0.4%
Federated Department Stores, Inc.(e).....       19,500       838,110
May Department Stores Co. (The)..........       22,400       834,400
Neiman Marcus Group, Inc. (The) Class
A(e).....................................       17,300       562,250
                                                        ------------
                                                           2,234,760
                                                        ------------
RETAIL (FOOD CHAINS)--0.2%
Safeway, Inc.(e).........................       17,300       939,390

RETAIL (GENERAL MERCHANDISE)--1.2%
BJ's Wholesale Club, Inc.(e).............        8,800       398,640
Costco Wholesale Corp.(e)................       14,000       489,020
Sears, Roebuck & Co......................       23,000       847,550
Target Corp..............................       22,700       872,815
Wal-Mart Stores, Inc.....................       85,600     4,428,944
                                                        ------------
                                                           7,036,969
                                                        ------------

RETAIL (SPECIALTY)--0.1%
Tiffany & Co.............................       10,000       324,200

                                               SHARES      VALUE
                                               -------  ------------
RETAIL (SPECIALTY)--CONTINUED
Zale Corp.(e)............................       13,800  $    460,368
                                                        ------------
                                                             784,568
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--0.1%
Gap, Inc. (The)..........................       21,600       598,536

SERVICES (ADVERTISING/MARKETING)--0.2%
Interpublic Group of Cos., Inc. (The)....       17,000       577,150
Omnicom Group, Inc.......................        3,900       342,615
                                                        ------------
                                                             919,765
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.3%
Computer Sciences Corp.(e)...............        9,100       324,233
Electronic Data Systems Corp.............       24,000     1,548,000
                                                        ------------
                                                           1,872,233
                                                        ------------

SERVICES (DATA PROCESSING)--0.2%
First Data Corp..........................       17,300     1,166,712

SERVICES (EMPLOYMENT)--0.1%
Manpower, Inc............................       15,100       488,485

SHIPPING--0.1%
Teekay Shipping Corp.....................       11,500       583,510

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
AT&T Wireless Group(e)...................       21,900       440,190
Nextel Communications, Inc. Class A(e)...       22,400       364,000
Sprint Corp. (PCS Group)(e)..............       38,700       991,881
                                                        ------------
                                                           1,796,071
                                                        ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
AT&T Corp................................       53,300     1,187,524
Sprint Corp. (FON Group).................       23,500       502,430
                                                        ------------
                                                           1,689,954
                                                        ------------

TELEPHONE--1.9%
BellSouth Corp...........................       81,900     3,436,524
Qwest Communications International,
Inc.(e)..................................       41,000     1,676,900
SBC Communications, Inc..................       48,500     2,000,625
Telephone & Data Systems, Inc............        2,900       304,500
Verizon Communications, Inc..............       68,500     3,772,295
                                                        ------------
                                                          11,190,844
                                                        ------------

TEXTILES (APPAREL)--0.3%
Jones Apparel Group, Inc.(e).............       26,800     1,065,032
Liz Claiborne, Inc.......................       11,300       555,508
                                                        ------------
                                                           1,620,540
                                                        ------------

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
TOBACCO--0.8%
Philip Morris Cos., Inc..................       95,100  $  4,765,461
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $247,262,480)                           292,009,852
--------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.9%

COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada)...........       67,300     1,029,690

ELECTRICAL EQUIPMENT--0.1%
Flextronics International Ltd.
(Singapore)(e)...........................       18,000       484,020

FOODS--0.2%
Unilever NV NY Registered Shares
(Netherlands)............................       22,300     1,251,476

OIL (INTERNATIONAL INTEGRATED)--0.4%
Royal Dutch Petroleum Co. NY Registered
Shares (Netherlands).....................       46,800     2,786,004
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,341,120)                               5,551,190
--------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.2%
S&P 500 Depository Receipts..............       57,100     7,132,361
--------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $6,703,540)                               7,132,361
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.3%
(IDENTIFIED COST $534,441,461)                           576,692,521
--------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
SHORT-TERM OBLIGATIONS--2.4%

COMMERCIAL PAPER--2.4%
Koch Industries, Inc. 4.68%, 5/1/01.....      A-1+      $ 2,130  $  2,130,000
Park Avenue Receivables 4.55%, 5/1/01...      A-1           880       880,000

Goldman Sachs Group L.P. 6.55%,
5/2/01..................................      A-1+        1,815     1,814,771

Preferred Receivable Funding Corp.
4.52%, 5/2/01...........................      A-1           500       499,937

Heinz (H.J.) Co. 4.41%, 5/3/01..........      A-1         2,500     2,499,388
United Technologies Corp. 4.47%,
5/7/01..................................      A-1         1,250     1,249,069

Du Pont (E.I.) de Nemours & Co. 5%,
5/10/01.................................      A-1+        2,000     1,997,567

Merrill Lynch & Co. 4.50%, 5/11/01......      A-1+          735       734,081
Receivables Capital Corp. 4.42%,
5/25/01.................................      A-1+        2,500     2,492,633
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,297,379)                                      14,297,446
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $548,738,840)                                 590,989,967(a)
Other assets and liabilities, net--0.3%                          1,720,196
                                                              ------------
NET ASSETS--100.0%                                            $592,710,163
                                                              ============

(a) Federal Income Tax Information; Net unrealized appreciation of investment securities is comprised of gross appreciation of $71,143,287 and gross depreciation of $28,893,014 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $548,739,694.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to a value of $11,280,131 or 1.9% of net assets.
(c)  As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.

14                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $548,738,840)                              $  590,989,967
Cash                                                                   4,121
Receivables
  Dividends and interest                                           3,654,196
  Investment securities sold                                         573,159
  Fund shares sold                                                   238,537
Prepaid expenses                                                       1,587
                                                              --------------
    Total assets                                                 595,461,567
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,289,666
  Fund shares repurchased                                            545,418
  Investment advisory fee                                            333,348
  Distribution fee                                                   205,469
  Transfer agent fee                                                 196,324
  Financial agent fee                                                 29,557
  Trustees' fee                                                       10,219
Payable to Adviser                                                     4,269
Accrued expenses                                                     137,134
                                                              --------------
    Total liabilities                                              2,751,404
                                                              --------------
NET ASSETS                                                    $  592,710,163
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  555,103,344
Undistributed net investment income                                1,202,837
Distributions in excess of net realized gains                     (5,847,145)
Net unrealized appreciation                                       42,251,127
                                                              --------------
NET ASSETS                                                    $  592,710,163
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $453,174,189)               50,456,572
Net asset value per share                                              $8.98
Offering price per share $8.98/(1-5.75%)                               $9.53
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $138,836,860)               15,424,126
Net asset value and offering price per share                           $9.00
CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $699,114)                       77,039
Net asset value and offering price per share                           $9.07

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Interest                                                      $   25,768,278
Dividends                                                          4,136,435
Foreign taxes withheld                                               (26,831)
                                                              --------------
    Total investment income                                       29,877,882
                                                              --------------
EXPENSES
Investment advisory fee                                            4,488,624
Distribution fee, Class A                                          1,143,980
Distribution fee, Class B                                          1,833,238
Distribution fee, Class C                                              4,510
Financial agent fee                                                  361,710
Transfer agent                                                     1,044,359
Printing                                                             323,797
Custodian                                                             88,606
Registration                                                          45,416
Professional                                                          34,533
Trustees                                                              24,511
Miscellaneous                                                         33,543
                                                              --------------
    Total expenses                                                 9,426,827
    Custodian fees paid indirectly                                    (3,114)
                                                              --------------
    Net expenses                                                   9,423,713
                                                              --------------
NET INVESTMENT INCOME                                             20,454,169
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    5,632,981
Net change in unrealized appreciation (depreciation) on
  investments                                                    (25,074,763)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (19,441,782)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    1,012,387
                                                              ==============

                       See Notes to Financial Statements                      15

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                     YEAR ENDED      ENDED
                                                      4/30/01       4/30/00
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income (loss)                      $ 20,454,169  $ 26,194,379
  Net realized gain (loss)                             5,632,981    20,554,052
  Net change in unrealized appreciation
    (depreciation)                                   (25,074,763)  (18,703,927)
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                         1,012,387    28,044,504
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                     (16,608,915)  (17,689,945)
  Net investment income, Class B                      (5,322,519)   (6,703,782)
  Net investment income, Class C                         (13,866)       (3,929)
  Net realized gains, Class A                        (16,623,900)           --
  Net realized gains, Class B                         (6,224,729)           --
  Net realized gains, Class C                            (18,071)           --
  In excess of net realized gains, Class A            (4,161,266)           --
  In excess of net realized gains, Class B            (1,558,164)           --
  In excess of net realized gains, Class C                (4,524)           --
                                                    ------------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                     (50,535,954)  (24,397,656)
                                                    ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (6,190,155 and
    2,180,916 shares, respectively)                   57,742,176    21,015,756
  Net asset value of shares issued from
    reinvestment of distributions
    (3,381,889 and 1,424,076 shares, respectively)    30,201,389    13,693,891
  Cost of shares repurchased (7,924,862 and
    13,180,013 shares, respectively)                 (74,985,381) (126,494,460)
                                                    ------------  ------------
Total                                                 12,958,184   (91,784,813)
                                                    ------------  ------------
CLASS B
  Proceeds from sales of shares (408,094 and
    610,440 shares, respectively)                      3,842,363     5,852,733
  Net asset value of shares issued from
    reinvestment of distributions
    (1,279,954 and 564,766 shares, respectively)      11,481,177     5,454,908
  Cost of shares repurchased (9,491,686 and
    10,023,331 shares, respectively)                 (89,630,990)  (96,376,342)
                                                    ------------  ------------
Total                                                (74,307,450)  (85,068,701)
                                                    ------------  ------------
CLASS C
  Proceeds from sales of shares (55,537 and 35,821
    shares, respectively)                                524,752       346,138
  Net asset value of shares issued from
    reinvestment of distributions
    (3,477 and 383 shares, respectively)                  31,197         3,800
  Cost of shares repurchased (18,179 and 0 shares,
    respectively)                                       (175,145)           --
                                                    ------------  ------------
Total                                                    380,804       349,938
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                     (60,968,462) (176,503,576)
                                                    ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS             (110,492,029) (172,856,728)
NET ASSETS
  Beginning of period                                703,202,192   876,058,920
                                                    ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS)
    OF $1,202,837 AND $2,667,915, RESPECTIVELY]     $592,710,163  $703,202,192
                                                    ============  ============

16                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------------
                                                       2001          2000          1999          1998          1997
Net asset value, beginning of period              $    9.75     $    9.68     $   10.20     $    9.86     $   10.08
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.32          0.34(4)       0.36          0.38          0.40
  Net realized and unrealized gain (loss)             (0.30)         0.06          0.29          1.63          0.66
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.02          0.40          0.65          2.01          1.06
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.35)        (0.33)        (0.38)        (0.39)        (0.40)
  Dividends from net realized gains                   (0.35)           --         (0.76)        (1.28)        (0.88)
  In excess of net realized gains                     (0.09)           --         (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.79)        (0.33)        (1.17)        (1.67)        (1.28)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.77)         0.07         (0.52)         0.34         (0.22)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    8.98     $    9.75     $    9.68     $   10.20     $    9.86
                                                  =========     =========     =========     =========     =========
Total return(1)                                        0.35%         4.24%         6.97%        21.87%        10.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $453,174      $475,854      $565,276      $459,992      $451,439
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                             1.26%(3)      1.18%(2)      1.17%(2)      1.13%         1.18%
  Net investment income                                3.41%         3.59%         3.64%         3.61%         3.82%
Portfolio turnover                                       48%           58%           68%          155%          111%

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------------
                                                       2001          2000          1999          1998          1997
Net asset value, beginning of period              $    9.77     $    9.69     $   10.22     $    9.87     $   10.09
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.24          0.27(4)       0.29          0.30          0.31
  Net realized and unrealized gain (loss)             (0.29)         0.06          0.29          1.64          0.67
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.05)         0.33          0.58          1.94          0.98
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.28)        (0.25)        (0.32)        (0.31)        (0.32)
  Dividends from net realized gains                   (0.35)           --         (0.76)        (1.28)        (0.88)
  In excess of net realized gains                     (0.09)           --         (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.72)        (0.25)        (1.11)        (1.59)        (1.20)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.77)         0.08         (0.53)         0.35         (0.22)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    9.00     $    9.77     $    9.69     $   10.22     $    9.87
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (0.37)%        3.40%         6.18%        21.03%        10.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $138,837      $226,992      $310,783      $361,876      $370,929
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                             2.01%(3)      1.93%(2)      1.92%(2)      1.88%         1.93%
  Net investment income                                2.65%         2.84%         2.92%         2.86%         3.06%
Portfolio turnover                                       48%           58%           68%          155%          111%

(1)  Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and 2.00% for Class B, respectively.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      17

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS C
                                                  ------------------------
                                                                   FROM
                                                    YEAR        INCEPTION
                                                    ENDED       8/27/99 TO
                                                   4/30/01       4/30/00
Net asset value, beginning of period               $ 9.85         $ 9.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.25         0.18(3)
  Net realized and unrealized gain (loss)           (0.31)          0.23
                                                   ------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (0.06)          0.41
                                                   ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.28)         (0.17)
  Dividends from net realized gains                 (0.35)            --
  In excess of net realized gains                   (0.09)            --
                                                   ------         ------
      TOTAL DISTRIBUTIONS                           (0.72)         (0.17)
                                                   ------         ------
Change in net asset value                           (0.78)          0.24
                                                   ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 9.07         $ 9.85
                                                   ======         ======
Total return(1)                                     (0.37)%         4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $699           $356
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                           2.01%(6)       1.93%(2)(4)
  Net investment income                              2.67%          2.81%(4)
Portfolio turnover                                     48%            58%(5)

(1)  Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Computed using average shares outstanding.
(4)  Annualized.
(5)  Not Annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.

18                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective August 17, 2000, Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware Business Trust. Prior to that date, the Fund was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers Class A, Class B and Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The fund does not amortize premiums, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. There are no securities on loan at April 30, 2001.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $19,153 for Class A shares, deferred sales charges of $118,150 for Class B shares and $145 for Class C shares for the year ended April 30, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2001, $1,585,678 was earned by the Distributor, $1,326,140 was paid to unaffiliated participants and $69,910 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  For the year ended April 30, 2001, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PHL, brokerage commissions of $44,220 in connection with portfolio transactions effected by it.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2001, financial agent fees were $361,710 of which PEPCO received $36,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as subtransfer agent. For the year ended April 30, 2001, transfer agent fees were $1,044,359 of which PEPCO retained $433,953 which is net of fees paid to State Street.

  At April 30, 2001, PHL and affiliates held 204 Class A shares and 11,437 Class C shares of the Fund with a combined value of $105,566.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended April 30, 2001, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $269,126,451 and $359,771,090, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $34,541,087 and $32,873,209, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. CAPITAL LOSS CARRYOVERS

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2001, the Fund deferred capital losses in the amount of $5,846,291.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2001, the Fund increased capital paid in on shares of beneficial interest by $97,139, increased undistributed net investment income by $26,053 and decreased accumulated net realized gain by $123,192.

TAX INFORMATION NOTICE (UNAUDITED)
DIVIDENDS RECEIVED DEDUCTION:

  For federal income tax purposes, 17.1% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

LONG-TERM CAPITAL GAINS

  The Fund designated $28,590,654 as long-term capital gain dividends.

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]
To the Board of Trustees and Shareholders of Phoenix-Oakhurst Income & Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 2001

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

Special meetings of Shareholders of Phoenix-Oakhurst Income & Growth Fund were held on May 16, 2000 and August 17, 2000, respectively, to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares.

    3. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

On the record date of May 16, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                                          SHARES OUTSTANDING   PERCENTAGE PRESENT BY PROXY
---------------                                          ------------------   ---------------------------
Class B (for item 1)                                          24,446,125                50.72%
Class C (for item 2)                                              32,741                50.31%

On the record date of August 17, 2000, there were 70,291,573 shares outstanding and 57.01% of the shares outstanding and entitled to vote were present by proxy (for item 3).

NUMBER OF VOTES

                                          FOR         AGAINST      ABSTAIN
                                     -------------  -----------  -----------
1.   Approve a new Rule 12b-1
     Distribution Plan for
     Class B Shares                    10,669,877      680,030    1,048,747
2.   Approve a new Rule 12b-1
     Distribution Plan for
     Class C Shares                        16,472            0            0
3.   Approve Agreement and Plan of
     Reorganization                    35,884,137    1,517,163    2,673,817

PHOENIX-OAKHURST INCOME & GROWTH FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Christopher J. Kelleher, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission
 has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

Mutual Fund Services              1-800-243-1574
Advisor Consulting Group          1-800-243-4361
Text Telephone                    1-800-243-1926
Web site               www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford CT 06115-0480
                                                                     PRSRT STD
[LOGO]  PHOENIX                                                    U.S. Postage
        INVESTMENT PARTNERS                                            PAID
                                                                      Andrew
                                                                    Associates


For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.








PXP 743 (6/01)